Exhibit 21.1

Subsidiaries of
Ladder Capital Corp

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies
Ladder Capital Finance Holdings LLLP	Delaware
Ladder Capital Finance Holdings LLLP (Series REIT)	Delaware
Ladder Capital Finance Holdings LLLP (Series TRS)	Delaware
Ladder Capital Insurance LLC	Delaware
Ladder Member Corporation	Delaware
Ladder Midco II LLC	Delaware
Ladder Midco II LLC (Series REIT)	Delaware
Ladder Midco II LLC (Series TRS)	Delaware
Ladder Midco LLC	Delaware
Ladder Midco LLC (Series REIT)	Delaware
Ladder Midco LLC (Series TRS)	Delaware
LC TRS I LLC	Delaware
Tuebor TRS IV LLC	Michigan

Regulated Subsidiaries
Tuebor Captive Insurance Company LLC	Michigan

REIT Subsidiaries
Ladder CRE Finance REIT Inc	Delaware
Tuebor REIT Inc	Michigan

Lending/Real Estate Debt-Related Subsidiaries
Ladder Capital Finance I LLC	Delaware
Ladder Capital Finance I LLC (Series REIT)	Delaware
Ladder Capital Finance I LLC (Series TRS)	Delaware
Ladder Capital Finance II LLC	Delaware
Ladder Capital Finance II LLC (Series REIT)	Delaware
Ladder Capital Finance II LLC (Series TRS)	Delaware
Ladder Capital Finance III LLC	Delaware
Ladder Capital Finance IX LLC	Delaware
Ladder Capital Finance IX Parent LLC	Delaware
Ladder Capital Finance LLC	Delaware
Ladder Capital Finance Portfolio II LLC	Delaware
Ladder Capital Finance VI REIT LLC	Delaware
Ladder Capital Finance VI TRS LLC	Delaware
Ladder Capital Finance VII REIT LLC	Delaware
Ladder Capital Finance VII TRS LLC	Delaware
LADDER CAPITAL FINANCE VIII MEZZ REIT LLC	Delaware
LADDER CAPITAL FINANCE VIII MEZZ TRS LLC	Delaware
Ladder Capital Finance VIII REIT LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LADDER CAPITAL FINANCE VIII TRS LLC	Delaware
Ladder Capital Finance X REIT LLC	Delaware
Ladder Capital Finance X TRS LLC	Delaware
Ladder Capital Realty II LLC	Delaware
Ladder Capital Realty III LLC	Delaware
Ladder Corporate Revolver I LLC	Delaware
LMEZZ 250 W90 LLC	Delaware
Tuebor REIT Sub LLC	Michigan
Tuebor TRS II LLC	Michigan

Securities Subsidiaries
Ladder Capital Finance Portfolio III Ltd	Cayman Islands
Ladder Capital Finance Portfolio LLC	Delaware
Ladder Capital Realty CMBS IV LLC	Delaware
Tuebor Securities LLC	Michigan

Real Estate/Real Estate-Related Subsidiaries
1250 North SD, LLC	Delaware
15600 JFK Owner LLC	Delaware
24 Second Avenue Holdings LLC	New York
24 Second Avenue JV Member LLC	Delaware
24 Second Avenue Owner LLC	Delaware
301 Peoria IL LLC	Delaware
3650 S 72nd Owner LLC	Delaware
Canton Hotel Member LLC	Delaware
Grace Lake II, LLC	Delaware
Grace Lake JV, LLC	Delaware
Grace Lake Mezz, LLC	Delaware
IOP JV LLC	Delaware
IOP JV Member LLC	Delaware
Isla Vista JV LLC	Delaware
Isla Vista JV Member LLC	Delaware
Isla Vista Mezzanine LLC	Delaware
Isla Vista Owner LLC	Delaware
Ladder Capital CRE Equity LLC	Delaware
Ladder Grace Lake Member LLC	Delaware
Ladder TRS Equity LLC	Delaware
LAG Memphis LLC	Delaware
LAS Evansville LLC	Delaware
LACP LLC	Delaware
LBA Tract E Jacksonville FL LLC	Delaware
LBA Tracts C and G Jacksonville FL LLC	Delaware
LBW Mooresville LLC	Delaware
LBW Portfolio I LLC	Delaware
LBW Rotterdam LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LBW Saratoga LLC	Delaware
LBW Vineland LLC	Delaware
LBW Waldorf LLC	Delaware
LBWPIMA LLC	Delaware
LC Carmel Retail LLC	Delaware
LDG Adrian MO LLC	Delaware
LDG Aroma Park IL LLC	Delaware
LDG Aurora LLC	Delaware
LDG Battle Lake LLC	Delaware
LDG Becker MN LLC	Delaware
LDG Bloomington IL LLC	Delaware
LDG Bolivar MO LLC	Delaware
LDG Borger TX LLC	Delaware
LDG Bridgeport IL LLC	Delaware
LDG Canyon Lake GP LLC	Delaware
LDG Canyon Lake LP	Delaware
LDG Cape Girardeau MO LLC	Delaware
LDG Carmi IL LLC	Delaware
LDG Carthage MO LLC	Delaware
LDG Centralia IL LLC	Delaware
LDG Champaign IL LLC	Delaware
LDG Chillicothe IL LLC	Delaware
LDG Clinton IN LLC	Delaware
LDG Danville IL LLC	Delaware
LDG De Soto IA LLC	Delaware
LDG Decatur Pershing IL LLC	Delaware
LDG Decatur Sunnyside IL LLC	Delaware
LDG Denver IA LLC	Delaware
LDG Dexter MO LLC	Delaware
LDG Dimmitt TX LLC	Delaware
LDG Dryden MI LLC	Delaware
LDG East Peoria (Meadows) IL LLC	Delaware
LDG Effingham IL LLC	Delaware
LDG Farmington IL LLC	Delaware
LDG Fayette MO LLC	Delaware
LDG Flora Vista NM LLC	Delaware
LDG Floresville TX LLC	Delaware
LDG Foley MN LLC	Delaware
LDG Gladwin MI LLC	Delaware
LDG Hanna City IL LLC	Delaware
LDG Houghton Lake MI LLC	Delaware
LDG Hubbard Lake MI LLC	Delaware
LDG Iberia LLC	Delaware
LDG Isanti MN LLC	Delaware
LDG Isle LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LDG Jackson MO LLC	Delaware
LDG Jefferson City MO LLC	Delaware
LDG Jesup IA LLC	Delaware
LDG Kawkawlin MI LLC	Delaware
LDG Kerrville TX LLC	Delaware
LDG Kincheloe MI LLC	Delaware
LDG Kirbyville MO LLC	Delaware
LDG Lamar MO LLC	Delaware
LDG Lebanon MO LLC	Delaware
LDG Linn MO LLC	Delaware
LDG Little Falls MN LLC	Delaware
LDG Mercedes TX LLC	Delaware
LDG Milford IA LLC	Delaware
LDG Montrose MN LLC	Delaware
LDG Moscow Mills MO LLC	Delaware
LDG Mountain Grove MO LLC	Delaware
LDG New Hampton IA LLC	Delaware
LDG Newburgh IN LLC	Delaware
LDG Ogden IA LLC	Delaware
LDG Pawnee IL LLC	Delaware
LDG Paynesville LLC	Delaware
LDG Pelican Rapids MN LLC	Delaware
LDG Peoria IL LLC	Delaware
LDG Peoria SW Ave IL LLC	Delaware
LDG Philo IL LLC	Delaware
LDG Pinconning MI LLC	Delaware
LDG Pine Island LLC	Delaware
LDG Pleasanton TX GP LLC	Delaware
LDG Pleasanton TX LP	Delaware
LDG Port O'Connor TX LLC	Delaware
LDG Poseyville IN LLC	Delaware
LDG Rantoul IL LLC	Delaware
LDG Red Oak LLC	Delaware
LDG Rice MN LLC	Delaware
LDG Ridgedale MO LLC	Delaware
LDG Rockford MN LLC	Delaware
LDG Rolla MO LLC	Delaware
LDG Saginaw 1300 MI LLC	Delaware
LDG Saginaw BV MI LLC	Delaware
LDG San Antonio TX LLC	Delaware
LDG Shelbyville IL LLC	Delaware
LDG Sioux City IA LLC	Delaware
LDG Springfield IL LLC	Delaware
LDG St Charles MN LLC	Delaware
LDG St Francis LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LDG Sullivan IL LLC	Delaware
LDG Tremont IL LLC	Delaware
LDG Trenton MO LLC	Delaware
LDG Troy MO LLC	Delaware
LDG Union MO LLC	Delaware
LDG Wabasha MN LLC	Delaware
LDG Wardsville MO LLC	Delaware
LDG Warren LLC	Delaware
LDG Waterloo IA LLC	Delaware
LDG Wheaton LLC	Delaware
LDG Wheeler GP LLC	Delaware
LDG Wheeler LP	Delaware
LDG Wilmington IL LLC	Delaware
LDG Winterset IA LLC	Delaware
LDG Wonder Lake IL LLC	Delaware
LDG Yorktown LP	Delaware
LDG Zapata LP	Delaware
LDGDSFL LLC	Delaware
LDGOCFL LLC	Delaware
LDGSSFL LLC	Delaware
LEnclave TX LLC	Delaware
LFD Albion PA LLC	Delaware
LFD Biscoe NC LLC	Delaware
LFD Malone NY LLC	Delaware
LFD Moultrie GA LLC	Delaware
LFD Mt Vernon AL LLC	Delaware
LFD Radford VA LLC	Delaware
LFD Rockingham NC LLC	Delaware
LFD Rose Hill NC LLC	Delaware
LFD Rural Retreat VA LLC	Delaware
LHL Jacksonville LLC	Delaware
LHPS Grove OK LLC	Delaware
LHV Cedar Rapids LLC	Delaware
LHV Fairfield LLC	Delaware
LHV Muscatine LLC	Delaware
LHV Owatonna LLC	Delaware
LHV Sheldon LLC	Delaware
LHV Springfield LLC	Delaware
Lingerfelt Office Properties LLC (FKA IOP Owner LLC)	Delaware
Lingerfelt Office Properties II LLC	Delaware
LMET LLC	Delaware
LOMM LLC	Delaware
LKLS Minot ND LLC	Delaware
LRI South Bend IN LLC	Delaware
LRI Winston Salem NC LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LRS Bixby OK LLC	Delaware
LRS Jenks OK LLC	Delaware
LSC Ofallon LLC	Delaware
LSDDT LLC	Delaware
LSHTCU Edge LLC	Delaware
LSHUTA Midtown LLC	Delaware
LTU Crum Lynne PA LLC	Delaware
LWACHAT LLC	Delaware
LWAG Abingdon LLC	Delaware
LWAG Aiken LLC	Delaware
LWAG Durant LLC	Delaware
LWAG Fayetteville NC LLC	Delaware
LWAG Gallatin LLC	Delaware
LWAG Greenwood AR LLC	Delaware
LWAG Hilliard LLC	Delaware
LWAG Johnson City LLC	Delaware
LWAG Millbrook LLC	Delaware
LWAG Mount Airy LLC	Delaware
LWAG Niles LLC	Delaware
LWAG Ooltewah LLC	Delaware
LWAG Palmview LLC	Delaware
LWAG Ponce PR LLC	Delaware
LWAG Youngstown LLC	Delaware
LWAGDVGA LLC	Delaware
LWAGEKMD LLC	Delaware
LWAGLBGA LLC	Delaware
LWAGLXSC LLC	Delaware
LWAGSBSC LLC	Delaware
LWAGTPMS LLC	Delaware
Nemours Owner LLC	Delaware
Nemours JV LLC	Delaware
Nemours JV Member LLC	Delaware
Omaha Hotel Property Owner LLC	Delaware
ONP JV LLC	Delaware
ONP JV Member LLC	Delaware
ONP Owner LLC	Delaware
ONP Rooftop JV LLC	Delaware
ONP Rooftop JV Member LLC	Delaware
Pelham JV Member LLC	Delaware
Pinebrook Associates GP, LLC	Delaware
Pinebrook Associates Holdings, LP	Delaware
Pinebrook JV Member LLC	Delaware
Pinebrook Partners Holdings, LP	Delaware
Pinebrook Property GP, LLC	Delaware
Pinebrook Property Holdings, LP	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

San Diego Hotel Circle Owner, LLC	Delaware
Schaumburg Hotel Owner LLC	Delaware
Terrazas Owner LLC	Delaware
TS Bennett LLC	Delaware
TS El Centro LLC	Delaware
TS Woodland LLC	Delaware

Securitization-Related Subsidiaries
Ladder 2021-FL2 Parent LLC	Delaware
Ladder Capital Commercial Mortgage Securities LLC	Delaware
Ladder CRE 2 Parent LLC	Delaware
Ladder CRE 3 Parent LLC	Delaware
Ladder CRE CLO Finance LLC	Delaware
Ladder CRE Parent LLC	Delaware
LCCM 2017-FL2 CRE Trust	Delaware
LCCM 2020-FL3 CRE Trust	Delaware
LCCM 2021-FL2 Trust	Delaware
LCCM 2021-FL3 Parent LLC	Delaware
LCCM 2021-FL3 Trust	Delaware
Other Subsidiaries
Ladder Capital Asset Management LLC	Delaware
Ladder Capital Finance Corporation	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization